UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 20, 2009

Transmeridian Exploration Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-32457	76-0644935
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5847 San Felipe, Suite 4300, Houston, Texas		77057
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-458-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Transmeridian Exploration Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Virgin Islands (British)	333-132552	None
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5847 San Felipe, Suite 4300Houston, Texas		77057
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-458-1100

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.03 Bankruptcy or Receivership.

On March 20, 2009, Transmeridian Exploration Incorporated (the "Company") and two of its wholly owned subsidiaries, Transmeridian Exploration Inc. and Bramex Management, Inc. (the "Subsidiaries"), filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of Texas. The Court has jurisdiction over these proceedings as of the date of the filing of the petitions. The Company and the Subsidiaries will continue to operate their businesses as a "debtors-in-possession" under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transmeridian Exploration Incorporated

March 23, 2009	By:	/s/ Gary W. Neus

Name: Gary W. Neus
Title: Co-Chief Restructuring Officer